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                                                                   EXHIBIT 10.22

                      RESTRICTED STOCK PURCHASE AGREEMENT

               THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of August 28, 1998 (the "EFFECTIVE DATE") by and between ProfitSource Corporation, a Delaware corporation (the "COMPANY") and Mark Coleman (the "PURCHASER").

               A. The Company has been formed for the purpose of providing cost reduction, cost recovery and profit enhancement services and is acquiring, in a series of transactions by means of mergers into the Company, or acquisitions by the Company of all or substantially all of the assets or stock or other equity interests, various companies providing such services (the "CONSOLIDATION TRANSACTIONS").

               B. The Purchaser has entered into an Employment Agreement with the Company or its affiliate (the "EMPLOYMENT AGREEMENT").

               C. The Purchaser and certain other persons responsible for effecting the Consolidation Transactions and who are to serve as employees of the Company (collectively, the "SPONSORS") are being offered an opportunity to purchase shares of the Series B common stock of the Company, par value $0.00l per share (the "COMMON STOCK") at a price of $0.02 per share. At the consummation of the initial Consolidation Transactions, certain other persons affiliated with certain companies being acquired by the Company in the Consolidation Transactions and who are also to serve as employees of the. Company (the "FOUNDERS") and the Sponsors will be offered the opportunity to purchase additional shares.

               D. The Shares (as hereinafter defined) shall be subject to repurchase by the Company, in the Company's discretion, if certain performance-related milestones described herein are not met.

               E. The Shares shall be subject to certain additional restrictions on transfer as set forth herein.

               F. The Purchaser desires to purchase and the Company desires to sell the Shares as set forth in this Agreement.

               NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the Company and the Purchaser hereby agree as follows:

1. SALE AND PURCHASE OF THE SHARES.

        1.1 SALE AND PURCHASE. Subject to the terms and conditions set forth herein, the Company hereby sells and issues to the Purchaser, and the Purchaser hereby purchases from the Company the number of shares of Common Stock set forth on Schedule 1 (the "SHARES") for the per share and aggregate consideration set forth on Schedule 1 (the "PURCHASE PRICE"), which is being paid by the Purchaser to the Company concurrently herewith in the form described in Schedule 1.



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        1.2 DELIVERIES. In exchange for the Purchase Price, the Company is issuing the Shares in the Purchaser's name, or such other name as may be set forth on Schedule 1, on the Company's stock transfer ledger, and valid stock certificates representing the Shares (the "CERTIFICATES") shall be held by the Company or its agent pending release pursuant to Section 4.1(g).

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

        The Purchaser represents and warrants to the Company and its officers, directors and agents as follows:

        2.1 SECURITIES MATTERS.

        (a) The Purchaser understands that (i) neither the Shares nor the offer and sale thereof are registered or qualified under the Securities Act of 1933, as amended (the "SECURITIES ACT") or any state securities or "blue Sky" laws, on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration and qualification under Sections 4(2) and 18 of the Securities Act, and (ii) the Company's reliance on such exemptions is predicated on the Purchaser's representations set forth herein.

        (b) The Purchaser acknowledges that an investment in the Company involves an extremely high degree of risk lack of liquidity and substantial restrictions on transferability and that the Purchaser may lose the Purchaser's entire investment in the Shares.

        (c) The Company has made available to the Purchaser or the Purchaser's advisors the opportunity to obtain information to evaluate the merits and risks of the purchase of the Shares, and the Purchaser has received all information requested from the Company. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, plans, prospects, and financial condition of the Company and to obtain such additional information as the Purchaser has deemed appropriate for purposes of investing in the Shares pursuant to this Agreement.

        (d) The Shares to be acquired by the Purchaser hereunder will be acquired for the Purchaser's own account, for investment purposes, not as a nominee or agent, and not with a view to or for sale in connection with any distribution of the Shares in violation of applicable securities laws.

        (e) The Purchaser understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of the investment in the Shares.

        (f) The Purchaser, personally or through advisors, has expertise in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to the Company and has sufficient knowledge and experience in financial and business matters to assess the relative merits and risks of an investment in the Shares. In connection with the purchase of the Shares, the Purchaser has relied solely upon independent investigations made by the Purchaser, and has consulted the Purchaser's own investment advisors, counsel and accountants. The Purchaser has adequate means of providing for current

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needs and personal contingencies, and has no need for liquidity and can sustain a complete loss of the investment in the Shares.

        (g) The Purchaser is an "Accredited Investor" as defined in Rule 501(a) under the Securities Act and has documented his or her accredited status by delivery to the Company of a completed questionnaire in the form of Exhibit A hereto attesting thereto (the "ACCREDITED INVESTOR QUESTIONNAIRE").

        (h) The Purchaser has not received any general solicitation or general advertising concerning the Shares, nor is the Purchaser aware of any such solicitation or advertising.

        2.2 REVOCATION, CANCELLATION. The Purchaser acknowledges that the Purchaser shall not have any right to cancel, terminate or revoke this Agreement, or rescind purchase of the Shares, or return the Shares for a refund.

        2.3 THE COMPANY AND THE CONSOLIDATION TRANSACTIONS.

        (a) The Purchaser is aware that:

               (i) The Company has recently been organized and has no financial or operating history.

               (ii) There can be no assurance that any particular Consolidation Transactions will occur, that the Company will be successful in accomplishing the purpose for which it was formed or that it will ever be profitable. No assurances can be given regarding what companies will ultimately participate in the Consolidation Transactions. No company is obligated to participate in the Consolidation Transactions unless a written agreement to such effect is entered into by the Company.

               (iii) No assurances can be given that an initial public offering ("IPO") of the Company's securities will occur. If an IPO does occur, no assurances can be given as to timing of the IP0, whether the Purchaser will be able to participate, or the price at which any shares of Common Stock would be sold.

               (iv) No assurances can be given to the ultimate value of the Common Stock or the Shares or the liquidity thereof.

               (v) All decisions regarding the Consolidation Transactions, any IPO, and the Company's management and operations will be made by the Company's management, and certain individuals involved in planning the Consolidation Transactions and managing the business of the Company will have the right to vote the Shares pursuant to the voting agreement referenced in Section 4.1(h).

        (b) The Purchaser acknowledges that no assurances have been made to the Purchaser with respect to any of the foregoing and no representations, oral or written, have been made to the Purchaser by the Company or any of its employees, representatives or agents concerning the Shares, their potential value or the prospects of the Company, except as set forth herein.

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        (c) The proceeds from the sale of the Common Stock to the Sponsors and the Founders are intended to be used by the Company for general and administrative expenses and working capital. The proceeds from such sales may be exhausted notwithstanding failure of the Company to achieve its objectives.

        2.4 ENFORCEABILITY OF TRANSACTION DOCUMENTS. This Agreement and all other documents to be delivered in connection herewith (collectively, the "TRANSACTION DOCUMENTS") have been (or upon execution and delivery will have been) duly executed and delivered by the Purchaser, and (assuming due execution and delivery by the other parties thereto) constitute (or upon execution by the Purchaser will constitute) legal, valid and binding obligations of the Purchaser, except as such enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization and moratorium and other similar laws relating to creditors' rights (the "BANKRUPTCY EXCEPTION").

        2.5 BROKERS. No broker, finder, investment banker, or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

        2.6 TAX MATTERS. The Purchaser has received tax advice from the Purchaser's own advisors and has not received, and is not relying upon, any tax representations or advice from the Company or any representative of the Company.

        2.7 ACCURACY OF INFORMATION. No representation or warranty made by the Purchaser contained in this Agreement or in any other Transaction Document contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not materially false or misleading.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser that:

        3.1 ORGANIZATION AND CORPORATE AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the other Transaction Documents to be executed and delivered by the Company have been (or upon execution and delivery by the Company will have been) duly executed and delivered by the Company, have been effectively authorized by all necessary action of the Company, corporate or otherwise, and (assuming due execution and delivery by the other parties thereto) constitute (or upon execution and delivery by the Company will constitute) legal, valid and binding obligations of the Company, except as such enforceability may be limited by the Bankruptcy Exception.

        3.2 NO CONFLICT OR VIOLATION. The execution, delivery and performance by the Company of the Transaction Documents to be executed and delivered by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) violate or conflict with any provision of the charter documents or bylaws of the Company; or (ii) violate any provision or requirement of any domestic or foreign, national,

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state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, state, local or foreign government agency, regulatory body, or other governmental authority or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (each a "GOVERNMENTAL ENTITY," and collectively "GOVERNMENTAL ENTITIES") applicable to the Company.

        3.3 LITIGATION. There is no litigation, claim, action, proceeding or investigation pending against the Company or, to the knowledge of the Company, any basis therefor or threat thereof.

        3.4 CAPITALIZATION. The authorized capital stock of the Company consists of 240,000,000 shares of Common Stock, of which 200,000,000 are Series A Common Stock and 40,000,000 are Series B Common Stock; and 10,000,000 shares of undesignated preferred stock. All capital stock of the Company has a par value of $0.00l per share. Holders of Series B Common Stock are entitled to elect all the directors in one of the Company's three classes of directors, with the holders of the Series A Common Stock entitled to elect the remaining directors. In all other respects, the Series A Common Stock and the Series B Common Stock is identical. The Shares, when issued, sold, and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid, and nonassessable.

        3.5 ACCURACY OF INFORMATION. No representation or warranty made by the Company contained in this Agreement or in any other Transaction Document delivered by the Company contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not materially false or misleading.

4. CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES.

        4.1 PERFORMANCE RESTRICTIONS; STOCKHOLDER AGREEMENT AND VOTING
AGREEMENT.

        (a) The Shares are subject to "RESTRICTIONS" and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of; alienated or encumbered until the Shares "vest" as set forth in Section 4.1(b), and any additional requirements or restrictions contained herein have been satisfied. terminated or expressly waived by the Company in writing.

        (b) The Restrictions will lapse and the Shares will vest in accordance with Schedule 4 (the "VESTING SCHEDULE"), provided, however, that the Company, in its discretion, may from time to time accelerate the vesting of any Shares or restricted shares owned by any other Sponsor, and Founder or other third party at any time, or forgive Restrictions and allow Shares or restricted shares owned by any other Sponsor, any Founder or other third party to vest notwithstanding that the conditions to vesting thereof may not have been satisfied. Any Shares that have not vested by the Vesting Deadline set forth in Schedule 4 shall on such Vesting Deadline become subject to repurchase by the Company in its discretion at the price per share that the Purchaser paid to the Company therefor, at any time and from time to time for a period of thirty (30) days following the date that the Shares become subject to such repurchase.

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        (c) If the employment of the Purchaser by the Company or its affiliate terminates for any reason other than a reason that causes vesting as described in Schedule 4 the Company or its assignee may, in the Company's discretion at any time and from time to time for a period of thirty (30) days following the termination of employment, repurchase from the Purchaser at the price per share that the Purchaser paid to the Company therefor, all Shares not vested as of the date of termination of employment.

        (d) Any Shares that are subject to repurchase by the Company hereunder shall be subject to repurchase regardless of the services performed, or other consideration given, by the Purchaser to the Company. The purchase price for any repurchase pursuant to this Section 4.1 shall be paid in the Company's discretion, in cash or by a promissory note bearing interest at 7% and payable in up to 12 equal monthly amortizing installments of principal and accrued interest, or by any combination of cash and such a promissory note. Shares that are subject to repurchase by the Company hereunder but that are not repurchased by the Company within thirty (30) days of the date they become repurchasable by the Company as described herein shall vest.

        (e) The exercise of the Company's right to repurchase Shares or to accelerate vesting or forgive Restrictions pursuant to this Section 4.1 and its right to repurchase Common Stock purchased by other Sponsors, the Founders or other third parties that are subject to restrictions, or to accelerate vesting or forgive Restrictions applicable to such Common Stock, shall be within the discretion of the Company. The Company may ("but will not be required to) exercise its right to repurchase, accelerate, or forgive Restrictions with respect to any or all Shares or restrictions applicable to Common Stock owned by any other Sponsor, Founder or other third party without incurring any obligation to repurchase, accelerate, or forgive Restrictions with respect to any other Shares or restrictions applicable to Common Stock owned by any other Sponsor, Founder or other third party.

        (f) The Shares shall be subject to a Stockholder Agreement in the form attached hereto as Exhibit B (the "STOCKHOLDER AGREEMENT") restricting transfers and imposing certain obligations upon the Purchaser, which must be executed and delivered by the Purchaser as described in Section 5.2(b). Shares that have vested shall nevertheless be governed by the Stockholder Agreement. The Company's repurchase rights hereunder will supersede the purchase provisions of the Stockholder Agreement

        (g) The Company will release the Certificates representing Shares as such Shares become free of both the Restrictions and the Stockholder Agreement, provided that (a) the Purchaser has paid to the Company the full Purchase Price for such Shares, and an amount sufficient to satisfy any taxes or other amounts required by any Governmental Entity to be withheld and paid over to such Governmental Entity for the Purchaser's account, or otherwise made arrangements satisfactory to the Company for payment of such amounts through withholding or otherwise, and (b) the Purchaser has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Shares will not be transferred other than (i) pursuant to an effective registration statement under the Securities Act, or an applicable exemption from the registration requirements of the Securities Act; (ii) in compliance with all applicable state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Stockholder Agreement.

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        (h) The Shares shall be subject to a Voting Agreement in the form attached hereto as Exhibit C (the "VOTING AGREEMENT"), which must be executed and delivered by the Purchaser as described in Section 5.2(b).

        4.2 SECURITIES RESTRICTIONS.

        (a) In addition to the contractual restrictions on transfer set forth in this Agreement and the Stockholder Agreement, the Shares (or interests therein) cannot be offered, sold or transferred unless the Shares are registered and qualified under the Securities Act and applicable state securities laws or exemptions from such registration and qualification requirements are available, or such registration and qualification requirements are inapplicable, as reflected in an opinion of counsel to the Purchaser in form and substance reasonably satisfactory to the Company. In the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act and applicable state securities laws, the Shares must be held indefinitely, and may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.

        (b) In addition to any legends required by the Stockholder Agreement and the Voting Agreement, the Certificates will bear a legend to the effect set forth below and appropriate stop transfer instructions against the Shares will be placed with any transfer agent of the Company to ensure compliance with the restrictions set forth herein.

               "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THE SHARES OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

        (c) Each recipient of Shares or interests therein shall, as a condition to transfer of any Shares or interest therein, cause the transferee to enter into the Stockholder Agreement and the Voting Agreement, provided that, with respect to each such agreement, this requirement will not apply to transfers made after the agreement has terminated.

        4.3 STOCKHOLDER RIGHTS. During the period prior to the lapse and removal of the Restrictions, except as otherwise provided herein, and subject to the Voting Agreement and the Stockholder Agreement, the Purchaser will have all of the rights of a stockholder of the Company with respect to all of the Shares, including without limitation the right to receive all dividends or other distributions with respect to such Shares. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any Governmental Entity to be withheld and paid over to such Governmental Entity for the Purchaser's account.

        4.4 MERGER, CONSOLIDATION TRANSACTIONS OR REORGANIZATION. In the event of a merger, consolidation or reorganization of the Company in which the Common Stock of the

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Company is exchanged for cash, securities or other property (the "EXCHANGE
CONSIDERATION"), the Purchaser will be entitled to receive a proportionate share of the Exchange Consideration in exchange for the Shares the Purchaser owns at the time of such merger, consolidation or reorganization; provided, however, that the Purchaser's share of the Exchange Consideration shall be subject to the Restrictions not yet satisfied, unless the Board of Directors of the Company, in its discretion, forgives the Restrictions.

        4.5 SECTION 83(b) ELECTION. The Purchaser may make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in the Purchaser's gross income the amount by which the fair market value of the Shares the Purchaser acquires exceeds the price paid therefor only if, prior to making any such election, the Purchaser (a) notifies the Company of the Purchaser's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit D and (b) pays to the Company an amount sufficient to satisfy any taxes or other amounts required by any Governmental Entity to be withheld or paid over to such Governmental Entity for the Purchaser's account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

        4.6 NO RIGHT TO CONTINUED EMPLOYMENT. Neither this Agreement nor the ownership of the Shares confers upon the Purchaser any right to continue as an employee of the Company, or limits in any way the right of the Company to terminate the Purchaser's services to the Company at any time, with or without cause. Such matters are addressed, if at all, only pursuant to the Employment Agreement.

        4.7 REGISTRATION. The Purchaser will have no rights to demand registration of any of the Shares, or to participate in any registration undertaken by the Company except as set forth in this Section 4.7. If the Company files a registration statement with the Securities and Exchange Commission for an IP0 of its equity securities or any subsequent public offering within twelve (12) months of the closing of the IPO (not including a registration statement filed in connection with an acquisition or employee benefit plan). and if the managing underwriter of such offering believes that the market will accommodate selling stockholders in the offering, then the Purchaser shall have the right to include in such registration statement and offering up to that number of Shares listed on Schedule 1 under the item "Maximum IP0 Shares." Other stockholders (including but not limited to stockholders who acquired Common Stock in the Consolidation Transactions and stockholders who acquired Common Stock in the formation, or work on behalf of, the Company) will have rights to include shares of Common Stock in such offering, and if the aggregate shares that all stockholders desire to include exceeds the number of shares that can be sold by all selling stockholders, then all stockholders desiring to sell in the offering will participate pro-rata on the basis of the relative numbers of shares they originally sought to include. In no case, however, will the Purchaser be permitted to include, in the aggregate, more than half of the aggregate of all Shares and other Common Stock owned by the Purchaser in such offerings, or any Shares subject to performance-related restrictions. Shares may only be included pursuant to the underwriting agreement negotiated between the Company and the underwriters, and the Purchaser must enter into the underwriting agreement with respect to any Shares to be included in the offering. The Purchaser shall pay (i) all underwriting discounts and commissions applicable to any such sale of shares,
(ii) the Purchaser's ratable shares based on the relative number of shares of Common Stock included in the offering) of any

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fees and disbursements of a single counsel for all selling stockholders, which counsel shall be selected by the two (2) stockholders (or affiliated stockholder groups) selling the most shares in the offering, and (iii) the fees and costs of any separate counsel retained by the Purchaser alone.

        4.8 INDEMNIFICATION. The Purchaser shall indemnify, defend and hold harmless the Company, its affiliates, their successors and assigns, and the officers, directors, employees and agents of any of them, from and against any and all losses, liabilities, claims, damages, obligations, assessments, penalties, interests, demands, actions and expenses (including, without limitation, settlement costs and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim) arising out of or in connection with or based upon any false acknowledgment, representation or warranty, or breach or failure by the Purchaser to comply with any covenant or agreement, made by the Purchaser herein or in any other Transaction Document.

        4.9 ENFORCEMENT OF THE AGREEMENT.

        (a) The Company and the Purchaser acknowledge that irreparable damage would occur if any of the obligations of the Purchaser under this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Purchaser and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which the Company is entitled at law or in equity.

        (b) Concurrent herewith, the Purchaser shall deliver a stock power executed by the Purchaser and the Purchaser's spouse, if applicable (the "STOCK POWER"), in blank to the Secretary of the Company, to hold in escrow to facilitate the enforcement of restrictions on transfer of the Shares set forth herein or in the Stockholder Agreement. The Company shall have the right, in its discretion, to exercise the Stock Power if the Company becomes entitled to repurchase any or all of the Shares pursuant to the provisions of this Agreement or the Stockholder Agreement.

        4.10 SUPPLEMENTAL DISCLOSURE. Until the second anniversary of the Effective Date, the Purchaser shall promptly provide written notice to the Company with particularity of any breach or inaccuracy of any representation, warranty, agreement or covenant contained herein or in any other Transaction Document.

5. CONCURRENT DELIVERIES.

        5.1 DELIVERIES OF THE COMPANY. Concurrent herewith, the Company shall deliver to the Purchaser a photocopy of the Certificates issued in the Purchaser's name or such other name as may be set forth on Schedule 1.

        5.2 DELIVERIES OF THE PURCHASER.

        (a) The Purchase Price. Concurrent herewith, the Purchaser shall deliver to the Company the Purchase Price in the form described in Schedule 1.


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        (b) Documents of the Purchaser. In addition to the Accredited Investor
Questionnaire, concurrent herewith and as a condition to receipt of any Shares, the Purchaser shall cause the Purchaser's spouse to execute and deliver to the Company a spousal consent in the form of Exhibit E, and shall execute and deliver to the Company, each dated the Effective Date:

               (i)    The Stockholder Agreement described in Section 4.1(f);

               (ii)   The Voting Agreement described in Section 4.1(h); and

               (iii)  The Stock Power described in Section 4.9(b).

        (c) Other Closing Documents. The Company shall receive such other duly executed certificates, instruments and documents in furtherance of the transactions contemplated by this Agreement and the other Transaction Documents as the Company may reasonably request. Without limiting the foregoing, the Company may require the Purchaser to execute and deliver to the Company an acknowledgment of certain disclosures and risks in the form executed and delivered by Founders in connection with their acquisition of Common Stock, and failure or refusal of the Purchaser to execute and deliver such an acknowledgment upon request by the Company will entitle the Company to repurchase the Shares at their original issue price.

6. MISCELLANEOUS.

        6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Regardless of any party's investigations prior to the date hereof, the representations and warranties contained herein and in the other Transaction Documents shall survive the execution and delivery hereof and the purchase and sale of the Shares.

        6.2 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or three (3) days after being mailed by certified or registered mail, postage prepaid, return receipt requested, or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees at the addresses and telephone numbers set forth on the signature page hereof or at such other addresses or telephone numbers as the parties may designate by written notice in accordance with this
Section 6.2.

        6.3 ASSIGNABILITY AND PARTIES IN INTEREST. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by any of the parties hereto except that the Company may assign this Agreement or any of its rights hereunder to its affiliates or to successors to all or substantially all of its business. Nothing in this Agreement will confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

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        6.4 GOVERNING LAW. This Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflicts-of-law principles.

        6.5 COUNTERPARTS. This Agreement and the other Transaction Documents may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

        6.6 COMPLETE AGREEMENT. This Agreement, the exhibits and schedules hereto, and the other Transaction Documents contain the entire agreement between the parties hereto with respect to the subject matter contemplated herein and therein and supersede all previous oral and written and all contemporaneous oral negotiations, commitments, and understandings with respect thereto. The parties acknowledge that their agreements hereunder were not procured through representations or agreements not set forth herein or therein.

        6.7 AMENDMENTS. This Agreement and the other Transaction Documents may be amended only by written instrument duly executed and delivered by the parties hereto or thereto, as the case may be.

        6.8 CONSTRUCTION. The headings contained in this Agreement and the other Transaction Documents are for reference purposes only and shall not affect in any way the meaning or interpretation hereof or thereof. References herein or therein to Articles, Sections, Schedules and Exhibits refer to the referenced Articles, Sections, Schedules or Exhibits hereof or thereof as the case may be, unless otherwise specified. This Agreement and the other Transaction Documents shall be deemed the joint work product of the parties hereto or thereto without regard to the identity of the draftsperson, and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

        6.9 SEVERABILITY. Any provision of this Agreement or any other Transaction Document which is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement or any other Transaction Document invalid, illegal, or unenforceable in any other jurisdiction.

        6.10 EXPENSES OF TRANSACTIONS. All fees, costs and expenses incurred by the Company or the Purchaser in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be borne by the party incurring the same.

        6.11 ARBITRATION.

        (a) Any controversy or claim arising out of or relating to this Agreement shall be solely and finally settled by arbitration administered by the American Arbitration Association (the "AAA") in accordance with its Commercial Arbitration Rules as then in effect (the "RULES"), except to the extent such Rules vary from the following provisions. The arbitration shall be conducted by one independent and impartial arbitrator, appointed by the AAA; provided however, if the claim and any counterclaim, in the aggregate, together with other arbitrations that are consolidated pursuant to Section 6.11(f) exceed Five Hundred Thousand Dollars ($500,000)

(the "THRESHOLD"), exclusive of interest and attorneys' fees, the dispute shall be heard and determined by three (3) arbitrators as provided herein (such arbitrator or arbitrators are hereinafter referred to as the "Arbitrator"). The judgment of the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Orange County, California unless the parties agree to another location.

        (b) If a party hereto determines to submit a dispute for arbitration pursuant to this Section 6.11 such party shall furnish the other party with whom it has the dispute with a notice of arbitration as provided in the Rules (an "ARBITRATION NOTICE") which, in addition to the items required by the Rules, shall include a statement of the nature, with reasonable detail, of the dispute. A copy of the Arbitration Notice shall be concurrently provided to the AAA, along with a copy of this Agreement, and if pursuant to Section 6.11 (a) one (1) Arbitrator is to be appointed, a request to appoint the Arbitrator. If a party has a counterclaim against the other party, such party shall furnish the party with whom it has the dispute a notice of such claim as provided in the Rules (a "NOTICE OF COUNTERCLAIM") within ten (10) days of receipt of the Arbitration Notice, which, in addition to the items required by the Rules, shall include a statement of the nature, with reasonable detail, of the dispute. A copy of the Notice of Counterclaim shall be concurrently provided to the AAA. If the claim set forth in the Notice of Counterclaim causes the aggregate amount in dispute to exceed the Threshold, the Notice of Counterclaim shall so state. If pursuant to Section 6.11(a) three (3) Arbitrators are to be appointed, within fifteen
(15) days after receipt of the Arbitration Notice or the Notice of Counterclaim as applicable, each party shall select one person to act as Arbitrator and the two (2) selected shall select a third arbitrator within ten (10) days of their appointment. If the Arbitrators selected by the parties are unable or fail to agree upon the third arbitrator within such time, the third arbitrator shall be selected by the AAA. Each arbitrator shall be a practicing attorney or a retired or former judge with at least twenty (20) years experience with and knowledge of securities laws, complex business transactions, and mergers and acquisitions.

        (c) Once the Arbitrator is selected, the Arbitrator shall schedule a pre-hearing conference to reach agreement on procedural and scheduling matters, arrange for the exchange of information, obtain stipulations and attempt to narrow the issues.

        (d) At the pre-hearing conference, the Arbitrator shall have the discretion to order, to the extent the Arbitrator deems relevant and appropriate, that each party may (i) serve a maximum of one set of no more than twenty (20) requests for production of documents and one set of ten (10) interrogatories (without subparts) upon the other parties; and (ii) depose a maximum of three (3) witnesses. All objections to discovery are reserved for the arbitration hearing except for objections based on privilege and proprietary or confidential information. The responses to the document demand, the documents to be produced thereunder, and the responses to the interrogatories shall be delivered to the propounding party thirty (30) days after receipt by the responding party of such document demand or interrogatory. Each deposition shall be taken on reasonable notice to the deponent, and must be concluded within four
(4) hours and all depositions must be taken within forty-five (45) days following the pre-hearing conference. Any party deposing an opponent's expert must pay the expert's fee for attending the deposition. All discovery disputes shall be decided by the Arbitrator.

        (e) The parties must file briefs with the Arbitrator at least three (3) days before the arbitration hearing, specifying the facts each intends to prove and analyzing the applicable law. The parties have the right to representation by legal counsel throughout the arbitration proceedings. The presentation of evidence at the arbitration hearing shall be governed by the Federal Rules of Evidence. Oral evidence given at the arbitration hearing shall be given under oath. Any party desiring a stenographic record may secure a court reporter to attend the arbitration proceedings. The party requesting the court reporter must notify the other parties and the Arbitrator of the arrangement in advance of the hearing, and must pay for the cost incurred.

        (f) Any arbitration can be consolidated with one or more arbitrations involving other parties, which arise under agreement(s) between the Company and such other parties, if more than one such arbitration is commenced and any party thereto contends that two or more arbitrations are substantially related and that the issues should be heard in one proceeding, the Arbitrator selected in the first-filed of such proceedings shall determine whether, in the interests of justice and efficiency, the proceedings should be consolidated before that Arbitrator.

        (g) The Arbitrator's award shall be in writing, signed by the Arbitrator and shall contain a concise statement regarding the reasons for the disposition of any claim.

        (h) To the extent permissible under applicable law, the award of the Arbitrator shall be final. It is the intent of the parties that the arbitration provisions hereof be enforced to the fullest extent permitted by applicable law.

        6.12 SUBMISSION TO JURISDICTION. All actions or proceedings arising in connection with this Agreement or any other Transaction Document for preliminary or injunctive relief or matters not subject to arbitration, if any, shall be tried and litigated exclusively in the state or federal courts located in the County of Orange, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any other Transaction Document in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates and acknowledges that it has had sufficient minimum contacts with California such that the State and Federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 6.2. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

        6.13 ATTORNEYS' FEES. If the Purchaser brings any action, suit, counterclaim, cross-claim, appeal, arbitration, or mediation for any relief against the Company, or if the Company brings any action, suit, counterclaim, cross-claim, appeal, arbitration, or mediation for any relief against the Purchaser, declaratory or otherwise, to enforce the terms of or to declare rights under this Agreement or any other Transaction Document (collectively, an "ACTION"), in addition to any damages and costs which the Prevailing Party otherwise would be entitled, the non-

Prevailing Party shall pay to the Prevailing Party a reasonable sum for attorneys' fees and costs (at the Prevailing Party's attorneys' then-prevailing rates) incurred in bringing and prosecuting or defending such Action and/or enforcing any judgment, order, ruling, or award (collectively, a "DECISION") granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision.

        For the purposes of this Section, attorneys' fees shall include, but not be limited to, fees incurred in the following: (1) post judgment motions and collection actions; (2) contempt proceedings; (3) garnishment, levy and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation.

        "PREVAILING PARTY" within the meaning of this Section includes, without limitation, a party who agrees to dismiss an action on the other party's payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the Prevailing Party shall be determined with respect to each claim separately. The Prevailing Party shall be the party who has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined that there is no Prevailing Party.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

PROFITSOURCE CORPORATION                        PURCHASER



By: /s/ ERIK WATTS                              By: /s/ MARK C. COLEMAN
   ------------------------------                  ----------------------------
Name: Erik Watts                                Name: Mark Coleman
     ----------------------------
Title: President
      ---------------------------
Address:                                        Address:

695 Town Center Drive, Suite 400                210 Orchid Avenue
Costa Mesa, California 92626                    Corona del Mar, CA  92625

Telephone No.: (714) 429-5500                   Telephone No.: (949) 644-0386
Facsimile No.:  (714) 429-5559                  Facsimile No.:  (949) 644-1905

SCHEDULES

1       Shares and Purchase Price
4       Vesting Schedule


EXHIBITS


A.      Form of the Accredited Investor Questionnaire
B.      Form of the Stockholder Agreement
C.      Form of the Voting Agreement
D.      Section 83(b) Election Form
E.      Spousal Consent

                                   SCHEDULE 1

                            SHARES AND PURCHASE PRICE

Aggregate Number of Shares:                                         12,151

Purchase Price per Share:                                           $0.02

Aggregate Purchase Price:                                           $243.02

Maximum IPO Shares:                                                 12,151

Name in which Shares are to be issued:                              _______

Form of Payment of Purchase Price (cash or promissory note in the
form of Exhibit A to this Schedule 1)                               Cash

                                   SCHEDULE 4
                                VESTING SCHEDULE

        Subject to the terms and conditions set forth in this Agreement, if and when a "Target Company" listed below consummates a Consolidation Transaction in a transaction accounted for as a purchase a "PURCHASE CLOSING"), the "Attributable Shares" associated with such Target Company shall vest. If any particular Target Company determines not to participate in a Purchase Closing, the Company may in its discretion (but will not be required to) assign any or all of the Attributable Shares associated with that non-participating Target Company to one or more replacement "Target Companies" identified by the Company that may participate in a Purchase Closing. If and when such a replacement Target Company consummates a Purchase Closing, the Attributable Shares associated with that replacement Target Company shall vest, provided that the maximum aggregate number of Attributable Shares may not exceed the Total set forth below. Any allocation of Attributable Shares to a replacement Target Company may be effected only by a written amendment to this Agreement executed and delivered by the Company and the Purchaser.

                 TARGET COMPANY                       ATTRIBUTABLE SHARES
        Profit Technologies (PTC & PTIC)                    12,151
                                                            ------
                     Total                                  12,151
                                                            ======

        VESTING UPON CERTAIN TERMINATION OF EMPLOYMENT: If employment of the Purchaser with the Company or its affiliate is terminated by death, by "Disability," by the Company without "Cause," or by the Purchaser for "Good Reason" (all as defined in the Employment Agreement), and if any Target Company participates in a Purchase Closing prior to the Vesting Deadline and prior to the earlier of (i) the date that is 180 days after the date of termination of the Purchaser's employment with the Company or its affiliate, and (ii) the filing of a registration statement for an IPO of the Company's securities, upon consummation of such transaction the Attributable Shares associated with such Target Company shall vest.

        VESTING DEADLINE: The earlier of (i) the consummation of the first Consolidation Transactions accounted for as purchasers, or (ii) December 31, 1999.